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                                                                    EXHIBIT 13.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 20-F of Fresenius Medical Care AG (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Dr. Ben Lipps, Chief Executive Officer and Chairman of the Management Board of the Company and Lawrence Rosen, Chief Financial Officer and Member of the Management Board of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ DR. BEN LIPPS
---------------------------------------------------------
Dr. Ben Lipps
Chief Executive Officer
March 2, 2004

/s/ LAWRENCE ROSEN
---------------------------------------------------------
Lawrence Rosen
Chief Financial Officer
March 2, 2004